Registration No. 2-84222
                                                               File No. 811-3758
        -----------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                            FORM N-1A
 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [ ]
    Pre-Effective Amendment No.                                       [ ]


    Post-Effective Amendment No. 16                                   [X]


                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
   ACT OF 1940                                                        [ ]


   Amendment No. 17                                                   [X]
                  (Check appropriate box or boxes)
                           ---------------------------


                           MATRIX/LMH VALUE FUND, INC.
                            (Formerly LMH Fund, Ltd.)

               (Exact Name of Registrant as Specified in Charter)


                           444 Madison Ave., Ste. 302
                               New York, NY 10022
               (Address of Principal Executive Office) (Zip Code)


                             Judith Shandling, Esq.
                      Shereff, Friedman, Hoffman & Goodman
                                919 Third Avenue
                            New York, New York 10022
                    (Name and Address of Agents for Service)

Approximate date if proposed public offering:  Continuous

It is proposed that this filing will become effective (check appropriate box):

[ ]  Immediately upon filing    [ ] On               pursuant
     pursuant to paragraph          to paragraph (b), or
     (b), or

[X]  60 days after filing       [ ] on               pursuant
     pursuant to paragraph          to paragraph (a)(i)
     (a)(i)

[ ]  75 days after filing       [ ] on               pursuant
     pursuant to paragraph          to paragraph (a)(ii) of
     (a)(ii)                        Rule 485.

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                         ---------------

Registrant has registered an indefinite number of shares of its Common Stock, par value of $.01 per share, pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for its fiscal year ended June 30, 1996 was filed on August 23, 1996.

                    CROSS REFERENCE SHEET
                 (as required by Rule 495)

N-1A Item No.                                   Location

Part A

Item 1.  Cover Page...........................     Cover Page
Item 2.  Synopsis.............................     Expense
                                                   Information


Item 3.  Financial Highlights.................     Financial
                                                   Highlights

Item 4.  General Description of Registrant....     Investment
                                                   Program



Item 5.  Management of the Fund...............     Management


Item 5A  Management's Discussion of Fund           See Annual
         Performance                               Reports to
                                                   Shareholders

Item 6.  Capital Stock and Other Securities. . .   Dividends
                                                   Distributions
                                                   and Taxes;
                                                   Net Asset
                                                   Value


Item 7.  Purchase of Securities Being Offered . .  How to
                                                   Purchase
                                                   Shares; Net
                                                   Asset Value

Item 8.  Redemption or Repurchase. . . . . . . .   How to Redeem
                                                   Shares


 Item 9.  Pending Legal Proceedings . . . . . . .  N/A

Part B

Item 10. Cover Page .............................  Cover Page

Item 11. Table of Contents.......................  Table of
                                                   Contents

Item 12. General Information and History . . . .   Not
                                                   Applicable


Item 13  Investment Objectives and Policies ....   Investment
                                                   Program;
                                                   Investment
                                                   Restrictions;

Item 14. Management of the Fund................... Directors,
                                                   Officers and
                                                   Principal
                                                   Shareholders

Item 15. Control Persons and Principal Holders
         of Securities........................... Directors,
                                                  Officers and
                                                  Principal
                                                  Shareholders

Item 16. Investment Advisory and Other Services.. Directors,
                                                  Officers and
                                                  Principal
                                                  Shareholders

Item 17. Brokerage Allocation...................  Portfolio and
                                                  Brokerage
                                                  Transactions


Item 18. Capital Stock and Other Securities...... Capital
                                                  Stock

Item 19. Purchase, Redemption and Pricing of
         Shares Being Offered..............       Additional
                                                  Redemption
                                                  Information

Item 20. Tax Status.............................  Additional
                                                  Tax Infor-
                                                  mation

Item 21. Underwriters...........................  Not
                                                  Applicable

Item 22. Performance Information................  Performance
                                                  Information

Item 23. Financial Statements..................   Financial
                                                  Statements

Part C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to this Registration Statement

                          444 MADISON AVE., SUITE 302
                            NEW YORK, NEW YORK 10022
                                 (800) 366-6223
                       (800) 385-7003 Account Information

         Matrix/LMH Value Fund is a no-load, diversified mutual fund. The investment objective of the Fund is to achieve a total rate of return which is comprised of capital appreciation and current income. The Fund selects equity securities for investment using the principles of value investing.


         Matrix Asset Advisors, Inc. is the Fund's investment advisor.

Table of Contents

Expense Information                          2
Financial Highlights                         3
Investment Program                           4
Advisor Investment Returns                   5
Management                                   6
How To Purchase Shares                       7
How To Redeem Shares                         8
Exchange Privilege                           9
Dividends, Distributions and Taxes           11
Transfer and Dividend Disbursing Agent       12
General Information                          12


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         Please read this prospectus and retain it for future reference. It sets forth concisely the information about the Fund a prospective investor ought to know before investing.


         Additional information about the Fund is contained in the Statement of Additional Information dated August ___, 1997 filed with the Securities and Exchange Commission. The Statement is hereby incorporated by reference into this prospectus and is available upon request and without charge by calling the number listed above or by writing to the above address.

Prospectus dated August ___, 1997
EXPENSE INFORMATION

Shareholder Transaction Expenses

Sales Load Imposed on Purchases                                        None

Sales Load Imposed on Reinvested Dividends                             None

Deferred Sales Load                                                    None

Exchange Fee                                                           None


Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                                                       1.00%

12b-1 Fees                                                            None

Other Expenses                                                        0.65%

Total Fund Operating Expenses                                         1.65%*


*The Advisor has undertaken to limit the Fund's annual ratio of operating expenses to average net assets to no more than 1.65% for the remainder of 1997. For the fiscal year ended June 30, 1996, the Fund's expense ratio was 1.84%.


         The purpose of the table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

Example

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.


       1 year    3 years     5 years   10 years
         $17      $52         $90      $197


         This example should not be considered a representation of past or future performance. Actual expenses may be greater or less than those shown.


Financial Highlights
(FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD)

                      Six Months
                      Ended
                      Dec. 31,                                FOR THE YEARS ENDED JUNE 30,
                       1996*   1996    1995    1994    1993    1992    1991    1990    1989    1988    1987

Net asset value,
beginning of year      $24.10  $20.98  $17.78  $18.45  $17.08  $15.79  $17.88  $21.75  $18.83  $25.49  $29.20
Income from
investment operations:
Net investment
 income                  0.09    0.47    0.46    0.34    0.30    0.36    0.57    0.59    0.82    1.61    1.13
Net realized and
unrealized gain (loss)
 on investments          2.47    3.12    3.13    (0.78)  1.44    1.36    (1.92)  (1.38)  2.92   (2.78)  0.68
Total from investment
operations               2.56    3.59    3.59    (0.44)  1.74    1.72    (1.35)  (0.79)  3.74   (1.17)  1.81
Less distributions:
Dividends from net
investment income       (0.33)  (0.47)  (0.39)  (0.23)  (0.37)  (0.43)  (0.64)  (0.72)  (0.82)  (2.37)  (1.10)
Distributions from net
capital gains            0.00    0.00    0.00    0.00    0.00    0.00   (0.10)  (2.36)   0.00   (3.12)  (4.42)
Total distributions     (0.33)  (0.47)  (0.39)  (0.23)  (0.37)  (0.43)  (0.74)  (3.08)  (0.82)  (5.49)  (5.52)
Net asset value,
end of year            $26.33  $24.10  $20.98  $17.78  $18.45  $17.08  $15.79  $17.88  $21.75  $18.83  $25.49
Total return            22.15%+ 17.16%  20.47%  (2.44)% 10.30%  11.09%  (7.15)% (4.08)% 20.46% (20.52)% (2.09)%

Ratios/supplemental data:
Net assets, end of period
(millions)            $  7.9  $  6.6  $  6.0  $  5.7  $  6.9  $  7.7  $  9.7  $ 26.7  $ 38.1  $ 40.0  $ 76.7
Ratio of expenses to
average net assets:
Before expense re
imbursement              2.19%+  1.84%   2.35%   2.51%   2.55%   2.63%   2.39%   1.81%   1.55%   1.44%   1.29%
After expense
 reimbursement           1.35%+  1.84%   2.35%   2.50%   2.50%   2.63%   2.39%   1.81%   1.55%   1.44%   1.29%
Ratio of net investment
 income toaverage net assets:
Before expense
 reimbursement           0.00%   2.01%   2.27%   1.79%   1.52%   1.86%   2.61%   2.40%   3.65%   4.09%   4.11%
After expense
 reimbursement           0.84%   2.01%   2.27%   1.80%   1.58%   1.86%   2.61%   2.40%   3.65%   4.09%   4.11%
Portfolio
 turnover rate           81%     57%     34%     46%     53%     76%     133%    59%     26%     72%     19%
Average commission
 rate paid per share    $.0585    -       -       -       -       -       -       -       -       -       -

*Unaudited.
+Annualized.




         The above financial highlights, insofar as they pertain to each of the ten years in the period ended June 30, 1996 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto which appear in the annual report and are incorporated by reference into the Statement of Additional Information. Further information about the Fund's performance may be included in its annual report which may be obtained without charge by writing or calling the address or telephone number on the Prospectus cover page.INVESTMENT PROGRAM Investment Objective

         The investment objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income. The Fund selects for investment only securities that are financially strong and meet specific valuation criteria using the principles of value investing based on Classic Valuation Analysis.

         This investment objective is a fundamental policy that cannot be changed without approval of the holders of a majority of the Fund's shares, as defined on page 12. There is no assurance that the Fund will achieve its investment objective.

Classic Valuation Analysis


         Classic Valuation Analysis is an investment methodology based on principles developed over 50 years ago by Benjamin Graham. The underlying principle of Classic Valuation Analysis is "Buy value . . . it will out." Companies are selected as suitable investments based on objective criteria that require a strong financial position, as measured by balance sheet data, and current low stock market valuation in comparison to investment value, as measured by historic and current earnings, dividends, return on equity and book values.


         Once an equity investment has been purchased for the Fund's portfolio, it generally is sold for one of two reasons: (1) the security no longer represents a value, as determined by the Investment Advisor, or (2) there has been a fundamental change in the issuer's balance sheet or results of operations so that it no longer meets the Fund's financial or valuation criteria. As is the case with all investment methods, however, value investing using Classic Valuation Analysis does not ensure profit or protect against loss in declining markets. The Investment Advisor believes that the implementation of the principles of value investing using Classic Valuation Analysis constitutes a sound and conservative approach for seeking total return over time.

Portfolio Management

         The Fund invests primarily in common stocks, but may also invest in preferred stocks and securities convertible into common stocks. The Fund may purchase securities traded on national securities exchanges or over-the-counter, and may purchase blocks of stock from principals in privately negotiated transactions.

         Consistent with the principles of Classic Valuation Analysis, the Fund diversifies its portfolio over a range of companies and industries. Not more than 5% of the Fund's total assets (determined at the time of investment) will be invested in the securities of any one company. In addition, the Fund is not permitted to invest more than 25% of its assets at the time of investment in the securities of companies within any one industry. The Fund does not attempt to weight particular industries or segments. The Fund will not purchase any securities which would cause the Fund at the time of such purchase to own more than 10% of the outstanding voting securities of any class of any issuer, but this limitation does not apply to obligations issued or guaranteed by the U.S. government.

         Decisions to sell the Fund's portfolio securities are generally made solely on the basis of the criteria outlined under "Classic Valuation Analysis" above, but the Fund may in unusual circumstances sell a security at a time when the sale is not indicated by Classic Valuation Analysis to avoid adverse tax consequences or to meet abnormally heavy redemption requests.
         While the Fund invests primarily in equity securities in a manner consistent with the principles of Classic Valuation Analysis, it may elect to maintain a portion of its assets in fixed income securities. Such investments, except as stated below, will have a maturity of less than one year and will consist of U.S. Government securities, certificates of deposit and bankers' acceptances of U.S. banks, and commercial paper. All non-U.S. government short-term investments will have received one of the two highest ratings from a major rating service. In the case of direct obligations of the U.S. Treasury, the Fund may invest in instruments of any maturity.

         The Fund may invest up to 10% of its total assets in foreign securities, but only if such securities are traded on national securities exchanges or over-the-counter in the United States. Investment in foreign securities may involve special risks, such as changes in the administrative, economic, and monetary policies of foreign governments.

         The Fund may write (sell) covered call options on individual securities and engage in related closing transactions. A covered call option on a security is an agreement by the Fund, in exchange for a premium, to sell a particular portfolio security if the option is exercised at a specified price before a set date. Risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices or in a liquid market and an appreciation limit on the securities set aside for settlement. The Fund may also purchase and sell options in closing transactions.

         The Fund has no present intentions of purchasing restricted securities, and may not purchase such securities in amounts in excess of 5% of its total assets. The Fund may not borrow money, except for temporary emergency purposes in amounts not in excess of 5% of the Fund's total assets.

ADVISOR INVESTMENT RETURNS


         Set forth in the table below are certain performance data provided by the Advisor relating to its individually managed Equity accounts. The Advisor became Sub-Advisor to the Fund on July 3, 1996, and Investment Advisor on April 18, 1997. Prior to that time, investment advisory services were performed by a different organization. These accounts had substantially the same investment objective as the Fund and have been managed using substantially similar investment strategies and techniques as those used by the Fund. See "Objective and Investment Approach of the Fund" above. The Portfolio Manager for these accounts is the same individual who manages the Fund. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return an investor might achieve by investing in the Fund. Results may differ because of, among other things, differences in brokerage commissions paid, account expenses, including investment advisory fees, (which expenses and fees may be higher for the Fund than for the accounts), the size of positions taken in relation to account size, diversification of securities, timing of purchases and sales, timing of cash additions and withdrawals, the private character of the composite accounts compared with the public character of the Fund, and the tax-exempt status of some of the accounts compared with the Fund and its shareholders. Investors should be aware that the use of different methods of determining performance could result in different performance results. Investors should not rely on the performance data on the following page as an indication of future performance of the Advisor or the Fund.

                        Average Annual Total Returns (%)
                      (for periods ended December 31, 1996)

                           Advisor           Standard & Poor's        Russell
                           Equity Accounts   500 Index                2000 Index

         One year          21.8%             22.9%                    16.5%

         Three years       16.4%             19.6%                    13.7%

         Five years        16.1%             15.2%                    15.6%

         1. Results shown include portfolios from Value Matrix Management, Inc., for the period from 1987-1989. In 1990, Value Matrix Management, Inc., merged with Moore & Schley Asset Management to form the Advisor. The results were calculated on an equally weighted basis from 1987-1992. Since January 1, 1993, the results have been calculated using the dollar weighted methodology required by AIMR standards. The results shown represent all fully discretionary equity accounts and the equity portion of balanced accounts that are over $250,000 and have been under management for one full quarter. The Advisor does not include accounts which have inherited position in which the sale of a security is restricted or which have other investments restrictions. Results are reduced for investment advisory fees.

         2. Investors should note that the Fund computes and discloses its average annual total return using the standard formula set forth in SEC rules, which differs in certain respects from returns calculated under the AIMR standards noted above. Unlike the AIMR performance presentation standards that link quarterly rates of return, the SEC total return calculation method calls for computation and disclosure of an average annual compounded rate of return for one, five and ten year periods or shorter periods from inception. The calculation provides a rate of return that equates a hypothetical initial investment of $1,000 to an ending redeemable value. While the returns shown for the Advisor are net of advisory fees, the SEC calculation formula requires that returns be shown for the Portfolios net of advisory fees as well as any maximum applicable sales charge and all other Portfolio operating expenses. See "Performance Information" at page 11.

         3. The Standard & Poor's 500 Index is an unmanaged index composed of 500 industrial, utility, transportation and financial companies of the U.S. markets. The index represents about 75% of New York Stock Exchange ("NYSE") market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested. The Russell 2000 Index shows the performance of the 2000 smallest companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of the Russell 3000 Index. As of this date, the average market capitalization of the Russell 2000 companies is $421 million, the median market capitalization is $352 million and the largest company within the index has an approximate market capitalization of $1 billion.

MANAGEMENT

         The business and affairs of the Fund are managed by its Board of Directors. Subject to the supervision of the Board, Matrix Asset Advisors, Inc., 444 Madison Ave., New York, NY 10022, serves as the Fund's investment advisor, and as such manages the Fund's portfolio and administers its day-to-day affairs. Mr. David A. Katz is responsible for management of the Fund's portfolio. Mr. Katz also is President, Chief Investment Officer and Secretary of the Fund.

         The Fund pays all the expenses of its operation except certain expenses specifically assumed by the Investment Advisor. The Fund pays the Investment Advisor an annual fee of 1% of the Fund's average daily net assets.
         Matrix Asset Advisors is a registered investment advisor which was founded in 1986. Matrix provides investment advisory services to individuals, endowment, and pension accounts with a value of over $400 million. The two principal shareholders of Matrix are Mr. David A. Katz and Mr. Morley Goldberg. Matrix is located at 444 Madison Avenue, New York, NY 10022. Matrix has undertaken to limit the Fund's annual ratio of operating expenses to average net assets to no more than 1.65% for the remainder of 1997. This undertaking is voluntary, and may be withdrawn upon notice to shareholders. The Advisor has retained the services of Investment Company Administration Corporation ("ICAC") to perform certain administrative functions for the Fund. ICAC prepares various federal and state regulatory filings, reports and returns for the Fund, prepares reports and materials to be supplied to the trustees, monitors the activities of the Fund's custodian, transfer agent and accountants, and coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals.

HOW TO PURCHASE SHARES

         The Fund offers its shares on a continuous basis at their net asset value, which will fluctuate with the value of the Fund's investments. No sales load or commission is charged.

         The minimum initial purchase of shares of the Fund is $1,000 ($500 for IRA plan and automatic investment accounts). The minimum for subsequent purchases is $100 for all accounts.

Investment by Mail


         New investors may order shares by mailing a completed account application, together with payment for the order, to the Fund's transfer agent, Matrix/LMH Value Fund, P.O. Box 641220, Cincinnati, OH 45264-1220. Checks should be made payable to "Matrix/LMH Value Fund" Additional account applications are available by calling 1-800-385-7003. Subsequent investments can be made by mailing a check to the Fund along with either (a) the detachable form which accompanies confirmation of a prior investment, or (b) a letter indicating the dollar value of shares to be purchased and identifying the Fund, the account number and account registration.


Investment by Wire

         Investors may invest in the Fund by wire by first contacting the Fund's custodian bank at 1-800-385-7003 and then wiring the amount to be invested, in care of the Fund's custodian bank, at the following address:


         Star Bank, N.A., Cinti/Trust
         ABA 0420-0001-3
         Attn: Matrix/LMH Value Fund
         DDA #486447501
         Account # (shareholder account number)


         At the same time the investor should mail an application form to the Fund at the following address:


         Matrix/LMH Value Fund
         P.O. Box 641220
         Cincinnati, OH 45264-1220


Payment and Terms of Offering


         All orders must be accompanied by payment by check or money order on a U.S. bank, bank wire or federal funds wire. The Fund may reject orders paid for by checks drawn on foreign banks. Checks should be made payable to "Matrix/LMH Value Fund"


         Orders are priced at the net asset value determined as of the close of the New York Stock Exchange on the day the order is received by the Fund's transfer agent, provided the order is received before the close of the Exchange on a day the Exchange is open. Orders received after the close of the Exchange, or on a day the Exchange is not open are priced as of the close of the Exchange on its next business day. The Fund reserves the right to require payment by certified or official bank check or wire transfer for orders of $50,000 or more.

         Orders are applied to the purchase of full or fractional shares to three decimal places. The Transfer Agent will mail a confirmation of each completed purchase to the shareholder. A shareholder will not receive a share certificate for his shares unless he requests one in writing.

         The Fund reserves the right to reject any order at its sole discretion. A purchase order is not binding until it is confirmed by the Transfer Agent. If an order to purchase shares is canceled because an investor's check does not clear, the investor will be liable for any loss incurred by the Fund, the Investment Advisor, or the Transfer Agent.

Retirement Plans

         The Fund makes available an IRA plan for those investors who wish to make contributions of Fund shares to such a plan. Information regarding eligibility for the IRA plan, and the necessary plan documents, are available from the Transfer Agent or the Fund. Investors should consult their tax or legal Advisors before determining to adopt an IRA plan.

Automatic Investments


         Investors who wish to make regular additional monthly investments in the Fund may establish an Automatic Investment Plan, with a reduced minimum initial investment of $500. Under this Plan, each month the Fund will draft the investor's bank account in the amount specified - which must be at least $100 - and have the proceeds invested in shares of the Fund at the applicable net asset value determined on the date of the draft. To use this plan, investors must complete the Automatic Investment Plan application, which is available by calling the Transfer Agent at (800) 385-7003.


HOW TO REDEEM SHARES

         The Fund will redeem its shares at any time at their net asset value next determined after the Transfer Agent receives a proper redemption request.


         To effect a redemption, send the following to Matrix/LMH Value Fund, 24 West Carver St., Huntington, NY 11743; (1) a written request for redemption, signed by the registered owner(s) exactly as the shares are registered, which sets forth the account number and states the dollar value of the shares to be redeemed; (2) if stock certificates have been issued for any shares to be redeemed, the stock certificates; (3) signature guarantees, if required (see "Signature Guarantees" on page 9); and (4) for a corporation, executor, administrator, trustee or guardian, documents evidencing authority to act. In the case of joint owners of shares, both must sign. Payment and Terms


         Redemption requests may not contain any special conditions or specify a future date for effecting redemptions; requests containing such terms or dates will be rejected and will be of no effect.

         Redemptions are effected at net asset values next determined after the Transfer Agent receives a redemption request in proper form. Redemption requests received before the close of the New York Stock Exchange on a day the Exchange is open will be effected at net asset value determined as of the close of the Exchange on that day; requests received after the close of the Exchange or on a day the Exchange is not open are effected at net asset value as of the close of the Exchange on the next day the Exchange is open. The Transfer Agent will normally mail a redeeming shareholder a check for the redemption proceeds within seven days after a redemption request is received in proper form. The Fund may also from time to time accept telephone redemption orders from investors, generally broker-dealers and institutions, who have been approved previously by the Fund.

         If a shareholder requests redemption of shares which were purchased by check within 15 days before the redemption request is received, the redemption will be processed as described above, but the Fund may delay mailing a check for the redemption proceeds until the earlier of the expiration of the 15 days or the receipt by the Transfer Agent or confirmation that the check has cleared. The Fund reserves this right to protect against losses from checks that do not clear. If a shareholder anticipates redeeming shares before 15 days have elapsed, it is suggested that the shares be paid for by wire transfer.

Mandatory Redemption at the Option of the Fund

         If, as a result of a redemption, a shareholder's account balance is reduced below $1,000, the Fund may notify the shareholder that, unless additional investments are made which bring the account up to $1,000 within 60 days, the account will be closed by redeeming the remaining shares. This does not apply to IRA accounts.

Signature Guarantees

         Signature guarantees are required to (a) redeem shares having a net asset value of more than $5,000 by mail; (b) request that the bank account to which redemption proceeds are sent be changed; (c) authorize transmission of redemption proceeds by bank wire; (d) issue shares in certificate form; or (e) transfer shares to another person.

         Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as defined in the federal securities laws; these institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

EXCHANGE PRIVILEGE

         Shareholders may exchange shares (in amounts of $1,000 or more) of the Fund for shares in the Star Treasury Fund ("Star Fund"), a money market fund affiliated with the Fund's Custodian, if such shares are offered in your state of residence. Prior to making such exchange, you should obtain and carefully read the prospectus for the Star Fund. The exchange privilege does not constitute an offering or recommendation on the part of the Fund or Advisor of an investment in the Star Fund.


         To make a telephone exchange, the Exchange Privilege Authorization option must have been selected on the Account Application form when the account was opened. Otherwise an Exchange Privilege Application form must be completed with signature(s) guaranteed and sent to the Transfer Agent prior to making telephone exchanges. To make an exchange, simply call the Transfer Agent at 1-800-385-7003 prior to 4:00 p.m. Eastern Time. Your exchange will take effect as of the next determination of net asset value per share of each fund involved (usually at the close of business on the same day). Once an exchange request is made, either in writing or by telephone, it may not be modified or canceled.

         The Fund reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice to shareholders, should the Directors determine that it would be in the best interest of our shareholders to do so. Shareholders would be given at least 60 days written notice prior to changing the fee for an exchange. The Fund will use reasonable procedures, such as assigned personal identification numbers, in an attempt to verify the identity of a person making a telephone exchange request. The Fund reserves the right to refuse a telephone request if it believes that the person making the request is neither the record owner of the shares nor otherwise authorized by the shareholder to request the exchange. Shareholders will be promptly notified of any refused request for a telephone exchange. Neither the Fund nor its agents will be liable for any loss, liability, or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone exchange privilege.

         An exchange, for tax purposes, constitutes the sale of the shares of one fund and the purchase of those of another; consequently, the sale will usually involve either a capital gain or loss to the shareholder for Federal income tax purposes. During drastic economic and market changes, telephone exchange services may be difficult to implement. The exchange privilege is only available in states which the exchange may legally be made.


         Shareholders of the Star Fund may request that redemption proceeds of $1,000 or more be wired directly to a bank account. Shares purchased by check within 15 days before the redemption request is received will not be redeemed by wire transfer. Unless the shareholder has authorized redemption by wire on the account application or by subsequently filling an authorization with the Star Fund, the signature on a request for wire transmission of redemption proceeds must be guaranteed.


Net Asset Value

         The net asset value of Fund shares is determined as of the close of business of the New

York Stock Exchange on each day on which there is a sufficient degree of trading in the Fund's portfolio securities to affect its net asset value. This determination is made by subtracting the Fund's liabilities from the market value of the Fund's investments and the value of its other assets, and dividing the result by the number of Fund shares outstanding.

         Portfolio securities which are traded on national securities exchanges are valued at the last sale price on such exchange as of the close of the New York Stock Exchange on the day the calculation is made. If there were no transactions in a security on that day, the security is generally valued at the last reported bid price. Securities traded over-the-counter are generally valued at the latest bid price. If no quotations are available for a security or if the Board of Directors (or a committee of the Board of Directors appointed for that purpose) believes that the latest bid price of a security which has not been traded on the date in question does not fairly reflect its market value, it is valued in a manner determined in good faith by the Directors, or their delegates, to reflect its fair value.

Performance Information

         From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders.

         Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested.

         The Fund also may quote aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that the rates of return calculated will not be average annual rates, but rather, aggregate rates of return. Aggregate total return data generally will be higher than average annual total return since the aggregate rates of return reflect performance over a longer period of time.

         Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

         The Fund may compare its performance to the Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's Industrials Stock Price Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period. Further performance information is contained in the Fund's annual report, which may be obtained without cost.

DIVIDENDS, DISTRIBUTIONS AND TAXES

         Any distributions by the Fund to shareholders are classified normally as ordinary income dividends or capital gains distributions. The Fund intends to distribute each year substantially all of its net investment income and net profits received from the sale of portfolio securities, after offsetting against these profits any available capital loss carryforwards. Any dividends and distributions from capital gains are expected to be made following the end of each of the Fund's fiscal years. The Fund will be subject to a non-deductible 4% excise tax on the excess of certain required distributions over the amounts actually distributed by the Fund. The Fund expects to declare and pay such distributions of net investment income and capital gains as may be necessary to avoid the application of this excise tax.

         Unless a shareholder indicates otherwise on the account application, any dividends and distributions will be reinvested in additional Fund shares credited to the shareholder's account. Dividends and distributions will be reinvested in Fund shares at their net asset value determined as of the close of business on the date (no earlier than the record date nor later than the payment date) determined by the Board of Directors, and the cost basis of shares so purchased will be their net asset value as of such date. Shareholders can elect to receive dividends and distributions in cash by sending a written request to the Transfer Agent at least three days before the record date for the dividend or distribution. Reinvestment of dividends and distribution in shares of the Fund is considered a sale of shares under securities laws of certain states. Consequently, if a shareholder changes his or her residence to a state in which the Fund's shares are not registered, the shareholder may be required to accept dividends and distributions in cash. If a shareholder elects to have dividends and distributions paid in cash, the Transfer Agent will mail a check to the shareholder's last address of record.

         The Fund must generally withhold 31% of taxable dividends and certain other payments to a shareholder who fails to furnish the Fund with the correct taxpayer identification number, or who is notified by the Internal Revenue Service that he or she is subject to such withholding. For Federal income tax purposes, income dividends and distributions form net short-term capital gains are taxable to shareholders as ordinary income, whether the distribution is received in cash or additional shares. Net long-term capital gains distributions, if any, will be taxable as long-term capital gains, whether the distribution is received in cash or additional Fund shares and regardless of how long the Fund shares have been held. In general, capital gains will be taxed at the rate applicable to a taxpayer's ordinary income. Dividends and distributions may also be subject to state or local taxes.

         The Fund will advise shareholders within 60 days after the end of each fiscal year as to the Federal income tax status of any dividends and distributions made during the year.

         At June 30, 1996, the Fund had a capital loss carryforward of $2,479,501 of which $1,373,139 expires in fiscal 1999 and $1,106,362 expires in fiscal 2000. To the extent that these deferred losses and carryforward are used to offset capital gains it is probable that the gains so offset will not be distributed to shareholders.

TRANSFER AND DIVIDEND DISBURSING AGENT


         American Data Services acts as the Fund's transfer and dividend disbursing agent. The Transfer Agent is located at 24 West Carver St., Huntington, NY 11743.


GENERAL INFORMATION

Organization and Capitalization

         The Fund is a Maryland corporation organized on May 4, 1983. It is registered under the Investment Company Act of 1940 as an open-end, diversified, investment company.

         The Fund's authorized capital stock consists of a single class designated "Common Stock" in the Fund's Articles of Incorporation. Each full share outstanding is entitled to one vote at all meetings of shareholders and to share equally in the Fund's assets in liquidation. Each full share participates equally in dividends and distributions declared by the Board of Directors. Shares of the Fund do not have cumulative voting rights for the election of directors. The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law.

Vote of Majority of Shares

         As used in this Prospectus, the term "vote of the holders of a majority of the Fund's shares" means an affirmative vote of (i) at least a majority of all outstanding shares, or (ii) at least 67% of the shares represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are represented.

Brokerage Allocation

         Subject to the supervision of the Fund's Board of Directors, the Advisor selects the brokers and dealers to effect the Fund's portfolio transactions. It is the policy of the Fund to select brokers and dealers who will provide the Fund the best price and execution of orders. Subject to this requirement, the Fund may execute some or all of the Fund's transactions through brokers who have assisted investors in effecting purchases of Fund shares or who have recommended the purchase of Fund shares to investors.

Reports and Inquiries

         The Fund will send to its shareholders semi-annual reports containing unaudited financial statements and annual financial statements with a report thereon by the Fund's independent accountants. Each report will show the Fund's investments and the market values thereof, and will provide other information about the Fund's operations.

         Shareholder inquiries should be directed to the Fund or, for account information the Transfer Agent, at 1-800-385-7003. Their addresses are set forth on the back cover of this prospectus.


Investment Advisor
Matrix Asset Advisors, Inc.
444 Madison Avenue, 3rd Floor
New York, NY 10022
(800) 366-6223


o


Custodian
Star Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202


o


Transfer Agent
American Data Services
24 West Carver Street
Huntington, NY 11743
(800) 385-7003


o


Independent Accountants
Price Waterhouse, LLP


o


Legal Counsel
Shereff, Friedman, Hoffman & Goodman, LLP

MATRIX/LMH
VALUE FUND


Prospectus
August ___, 1997


                              MATRIX/LMH VALUE FUND
                          444 Madison Avenue, Suite 302
                               New York, NY 10022


                       STATEMENT OF ADDITIONAL INFORMATION



         This Statement of Additional Information dated August , 1997 contains information about the MATRIX/LMH VALUE FUND (the "Fund"), in addition to that contained in the Fund's prospectus, dated November 1, 1996 as supplemented August , 1997. This Statement is not a prospectus, and should be read in conjunction with the Fund's prospectus, which may be obtained by calling (212) 486-2004 or (800) 385-7003.







                                Table of Contents

Page

2....................Investment Program
3....................Investment Restrictions
5....................Directors, Officers and Principal Shareholders
6....................Investment Adviser
7....................Portfolio and Brokerage Transactions
8....................Additional Redemption Information
8....................Additional Tax Information
9....................Performance Information
9....................Observed Holidays
10...................Custodian
10...................Counsel and Independent Accountants
10...................Capital Stock
10...................Financial Statements

                                                INVESTMENT PROGRAM

         The following information supplements the discussion of the Fund's investment program beginning on page 4 of the prospectus.


Options on Securities

         The Fund may write (sell) covered call options on its portfolio securities ("covered options") in an attempt to enhance gain, although it has no present intention to do so and may only do so to the extent of up to 5% of its net assets.

         When the Fund writes a covered call option, it gives the purchaser of the option the right, upon exercise of the option, to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the "premium"). If the call option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund forgoes, in exchange for the premium less the commission ("net premium") the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

         The Fund may terminate its obligation as writer of a call option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction."

         Closing purchase transactions enable the Fund immediately to realize gains or minimize losses on its options positions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, stock index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, which could disrupt trading in option positions on such indices and preclude the Fund from closing out its options positions. If the Fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to terminate its obligations or minimize its losses under such options prior to their expiration.
         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

                                              INVESTMENT RESTRICTIONS

         The Fund has adopted the following investment restrictions, which are "fundamental policies" which cannot be changed without approval of the holders of a majority of the Fund's shares, as defined on page 12 of the prospectus. The Fund may not:

         1. Purchase any securities which would cause more than 5% of the Fund's total assets at the time of such purchase to be invested in the securities of any issuer, but this limitation does not apply to obligations issued or guaranteed by the U.S. Government;

         2. Purchase any securities which would cause the Fund at the time of such purchase to own more than 10% of the outstanding voting securities of any class of any issuer, but this limitation does not apply to obligations issued or guaranteed by the U.S. Government;

         3. Purchase any securities which would cause more than 25% of the Fund's total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry;

         4. Invest in companies for the purpose of exercising management or control;

         5. Purchase or sell real estate, although the Fund may invest in the readily marketable securities of companies whose business involves the purchase or sale of real estate;

         6.  Purchase or sell commodities or commodities contracts;

         7. Purchase the securities of any investment company, except (I) in the open market where no profit to a sponsor or dealer other than customary brokerage commissions results from such purchases or (ii) if acquired in connection with a plan of reorganization;

         8.  Purchase securities on margin;

         9.  Effect short sales of any securities;

         10. Make loans, except by the acquisition of a portion of an issue of publicly traded bonds, debentures, notes, and other debt securities;

         11. Borrow money, except for temporary emergency purposes in amounts not in excess of 5% of the Fund's total assets;

         12.  Mortgage, pledge or hypothecate securities;

         13. Act as an underwriter of securities except insofar as the Fund might technically be deemed an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities;

         14. Purchase or retain the securities of any issuer if the Fund's officers or directors, or those of Heine Management, who each own .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; or

         15. Issue any class of securities senior to any other class of securities.

         As a matter of operating but not fundamental policy, which can be changed without shareholder approval, the Fund may not purchase any securities which would cause more than 5% of the Fund's total assets at the time of such purchase to be invested in securities which may not be publicly sold without registration under the Securities Act of 1933 or are otherwise not readily marketable. If such policy were to be changed, such investments would be limited to no more than 15% of total assets.

         The Fund is required to comply with all of the above fundamental and operating investment restrictions only at the time the relevant action is taken. The Fund need not liquidate an existing position solely because a change in the market value of an investment, or a change in the value of the Fund's net or total assets, cause it to not comply with the restrictions at some future date.


                                         ADDITIONAL INVESTMENT INFORMATION

         While the Fund intends to invest primarily in equity securities, it will purchase such securities only when suitable investments can be found. During periods when suitable investments cannot be found, and as an interim measure pending investment in equity securities, the Fund may elect to maintain a portion of its assets in fixed income securities. Such investments, except as stated below, will have a maturity of less than one year and will consist of U.S. Government securities, certificates of deposit and bankers' acceptances of U.S. banks and commercial paper. All non-U.S. Government short-term investments will have received one of the two highest ratings from a major rating service. In the case of direct obligations of the U.S. Treasury, the Fund may invest in instruments of any maturity.

         The Fund has the authority to invest up to 10% of its total assets in foreign securities, but only if such securities are traded on national securities exchanges or in the over-the-counter market in the United States. Investment in foreign securities may involve special risks, such as changes in the administrative, economic and monetary policies of foreign governments.

         For the year ended June 30, 1996 and June 30, 1995, the Fund's portfolio turnover rates were 57% and 34%, respectively.

                 DIRECTORS, OFFICERS and PRINCIPAL SHAREHOLDERS

     The directors and officers of the Fund are as follows:


Name and Address and Principal                                         Offices with the Fund
Occupations During the Past Five Yrs.





David A. Katz, CFA, Age 35*                                            President, Secretary, and Treasurer
444 Madison Ave.
New York, NY 10022


Mr. Katz is President and Chief Investment Officer of Matrix Asset Advisors, the
Fund's Advisor, and portfolio manager of the Fund. He has been associated with the Advisor and its predecessor since its founding in 1986.


Robert M. Rosencrans, Age 69                                           Director
331 Round Hill Rd.
Greenwich, CT 06830

Mr. Rosencrans has been President of Columbia International, Inc. since 1984.  From 1962 to 1984 he was President and Chief Executive Officer of United Artists Cablesystems Corporation.



Mr. T. Michael Tucker, Age 54                                          Director
218 South Pear Street
Blountstown, FL 32424

Mr. Tucker is the owner of T. Michael Tucker, a certified public accounting firm which he established in 1977.


Mr. Larry D. Kieszek, Age 46                                            Director
222 Northeast First Street
Gainesville, FL 32602

Mr. Kieszek is Managing Partner of Purvis, Gray & Company, a certified public accounting firm with which he has been associated since 1974.


-----------------
*Mr. Katz is an "interested person" of the Fund within the meaning of the Investment Company Act of 1940.

                                                         5

         All directors who are not interested persons receive a fee of $500 per meeting plus expenses of attending Board of Directors meetings. With respect to meetings held during the fiscal year ended June 30, 1996, the Directors did not receive fees or expense reimbursement.


         The directors and officers of the Fund as a group may be deemed to own beneficially less than 1% of Fund shares outstanding as of June 1, 1997.



                                                INVESTMENT ADVISER


         Matrix Asset Advisers, Inc. (the "Adviser") serves as the Fund's Investment Adviser under an Advisory Agreement, which provides that the Adviser will obtain and evaluate information relating to the economy, industries, businesses, securities markets and securities, formulate a continuing program for the management of the Fund's assets in a manner consistent with its investment objective, and implement this program by selecting on a discretionary basis the securities to be purchased or sold by the Fund and placing orders for such purchases and sales. In addition, the Adviser provides for the Fund's office needs, supervises the maintenance of the Fund's books and records, provides the Fund with persons competent to perform all of these executive and administrative functions, supervises and coordinates the activities of the Fund's institutional and other agents (e.g., custodian, transfer agent, independent accountants, outside legal counsel), and permits its officers and employees to serve as directors and officers of the Fund, all without additional cost to the Fund. Certain directors and officers of the Adviser presently serve as directors or officers of the Fund. The Adviser has retained, at its own expense, Investment Company Administration Corporation, 560 Hudson Street,
Hackensack, NJ 07601, to assist it in providing the Fund with certain administrative services.


         The Fund pays all other expenses incurred in the operation of the Fund, except as provided below, including taxes, fees and commissions, bookkeeping expenses, share issuance expenses, expenses of redemption of shares, charges of its custodian and transfer agent, costs of preparing and printing reports and prospectuses for the Fund's existing shareholders, registration fees, auditing and legal expenses, and expenses and fees of outside directors.

         The Adviser also has agreed to pay the fees and expenses of printing and distributing reports or prospectuses prepared for the Fund in connection with the offering or sale of its shares, of preparing and setting in type, printing and mailing all advertising and sales literature and all other expenses in connection with the offer and sale of Fund shares not specifically allocated to the Fund.


         The Fund has agreed to pay the Adviser, as compensation for all services rendered, staff and facilities provided and expenses paid or assumed (excluding organizational costs), an annual fee, payable monthly, of 1% of the Fund's average daily net assets. Heine Management Group, Inc. served as Investment Adviser to the Fund from its inception until April 18, 1997, when shareholders approved the Investment Advisory Agreement with the Adviser. Heine Management received advisory fees of $64,214 for the year ended June 30, 1996, $58,499 for the year ended June 30, 1995 and $63,080 for the year ended June 30, 1994. The Advisory Agreement continues in effect from year to year, if such continuation is specifically approved at least annually by the Fund's Board of Directors at a meeting called for that purpose, or by vote of the holders of a majority of the Fund's shares, and in either case, also by a vote of a majority of the Fund's shares and in either case, also by a vote of a majority of directors who are not "interested persons" of the Adviser or the Fund within the meaning of the Investment Company Act of 1940. The Advisory Agreement is subject to termination by either party without penalty on 60 days' written notice to the other and terminates automatically in the event of its assignment.


         The Adviser is a registered investment advisor which was founded in 1986. It provides investment advisory services to individuals, endowment and pension accounts with a value of over $400 million. The Adviser is controlled by Mr. David A. Katz and Mr. Morley Goldberg.


         The Advisory Agreement provides that neither the Adviser, its directors, officers or employees, nor certain other persons performing specific functions for the Fund, shall be liable to the Fund, except for any loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


                                       PORTFOLIO AND BROKERAGE TRANSACTIONS

         The Investment Adviser is responsible for the selection of brokers and dealers to effect the Fund's portfolio transactions, subject to the supervision of the Fund's Board of Directors. It is the policy of the Fund to select brokers and dealers who will provide the Fund with the best price and execution of orders. Commission rates are a component of price and are considered together with other relevant factors.

         Purchases and sales of securities not traded on a national securities exchange are generally executed with primary market makers, except when it is determined that a better price or execution may otherwise be obtained. The Fund may purchase securities from, or sell securities to, dealers acting as principals on a net basis.

         The Fund is permitted by law to place orders with brokers or dealers who may charge a higher commission than other brokers may charge, if the Investment Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage service and research information provided the Fund. The Investment Adviser expects to rely predominantly on its own research and not use research services supplied by brokers.

         Subject to the requirements of obtaining the best price and execution, the Investment Adviser may execute a portion of the Fund's transactions through brokers who have assisted investors in effecting purchases of Fund shares or who have recommended the purchase of Fund shares to investors. The Fund paid in brokerage commissions $12,064 for the year ended June 30, 1996, $8,432 for the year ended June 30, 1995, and $9,970 for the year ended June 30, 1994. All such commissions were paid to persons unaffiliated with the Fund or the Investment Adviser.




                                         ADDITIONAL REDEMPTION INFORMATION

         The Fund may suspend the right of redemption: (a) for any period during which the New York Stock Exchange is closed, or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (b) when there is an emergency as determined by the Commission as a result of which it is not practicable for the Fund to dispose of its securities; or (C) for such other period as the Commission may by order permit for the protection of the Fund's shareholders.

         The Fund has made an election pursuant to Rule 18f-1 under the Investment Company Act which obligates it to pay in cash all redemptions to any shareholder of record unless a shareholder requests a redemption, within a 90 day period, of shares having a value in excess of (I) $250,000, or (ii) 1% of the Fund's net asset value, whichever is less. In this case, the Fund is permitted to pay the redemption price in whole or in part by a distribution of securities from its portfolio. In that event, the value of the securities distributed would be equal to the amount redeemed, determined at the same time, and in the same manner, as the redemption price is determined. Shareholders who receive redemption payments in securities may incur brokerage costs in converting the securities they receive into cash.


                                            ADDITIONAL TAX INFORMATION

Tax Status of the Fund. The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and, as such, will pay no Federal income taxes on net income or net realized capital gains distributed to shareholders. Consistent with requirements for qualification as a regulated investment company, the Fund intends to distribute each year substantially all of its net investment income and net profits received from sales of portfolio securities, after offsetting against these profits any available capital loss carryforwards. The availability of net income for dividends is dependent on the level of the Fund's income and expenses, and the actual amount and timing of any dividend or distribution is subject to the discretion of the Fund's Board of Directors. Another requirement for qualification as a regulated investment company is that the Fund derive less than 30% of its gross income from the sale or other disposition of securities held by it for less than three months.

Taxation of Distributions. Under current law, ordinary income dividends received by corporate shareholders may be eligible for the 70% dividends-received deduction for corporations. The dividends-received deduction for corporations will apply to that portion of the ordinary income dividend designated by the Fund as qualifying for the dividends-received deduction. Any distributions made by the Fund will not be eligible for the dividends-received deduction with respect to shares which are held by the shareholder for 45 days or less. Capital gains distributions do not qualify for the dividends-received deduction.


         Investors should carefully consider the impact of buying Fund shares just before the declaration of an income dividend or capital gains distribution. Any such dividend or distribution paid shortly after a purchase of shares will reduce the net asset value of the shares by the amount of the dividend or distribution. The dividend or distribution, though in effect a return of capital, would be taxable as ordinary income.

         Investors will recognize gain or loss upon the redemption of shares of the Fund. Such gain or loss will be capital gain or loss if the shares were held as capital assets by the investor. Such capital gain or loss will be long-term or short-term depending upon the investor's holding period for such shares. In addition, if a shareholder sells shares of the Fund held for less than six months at a loss, the loss will be treated as long-term to the extent of any capital gains distributions received on such shares.

         The Fund will be subject to a non-deductible 4% excise tax on the excess of certain required distributions over the amounts actually distributed by the Fund. The Fund expects to declare and pay such distributions of net investment income and capital gains as may be necessary to avoid the application of this excise tax. The foregoing is a summary discussion of the federal income tax consequences is based on federal income tax laws and regulations believed to be in effect on the date of this Statement. This discussion is not intended to be comprehensive and investors are urged to consult their tax advisers concerning specific questions regarding federal, state and local taxation.


                                              PERFORMANCE INFORMATION

         As indicated in the prospectus, from time to time the Fund may include its average total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance.

         Average annual total return quotations for the specified periods are computed rates of return ("T") (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested ("P") to the redeemable value of such investment at the end of each period ("ERV"), over a period of time ["n"], according to the following formula:

                                                             n
                                            P (1 + T)  = ERV

         The Fund may also quote aggregate total return performance data. Aggregate total return data generally will be higher than average annual total return data since the aggregate rate of return reflects performance over a longer period of time. The Fund's average annual total return for the fiscal year ended June 30, 1996 was 17.16%.



                                                 OBSERVED HOLIDAYS

         The following is a list of holidays on which the New York Stock Exchange is closed and therefore, shares of the Fund will not be traded: New Years Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Christmas Day.


                                           CUSTODIAN AND TRANSFER AGENT

         Star Bank acts as custodian of the Fund's assets and serves as the Fund's transfer agent. These activities are performed at 425 Walnut Street, Cincinnati, OH 45202. American Data Services, 24 West Carver Street, Huntington, NY 11743 is the Fund's transfer agent.


                                        COUNSEL AND INDEPENDENT ACCOUNTANTS

         Shereff, Friedman, Hoffman & Goodman LLP, 919 Third Avenue, New York, NY 10022, serves as counsel to the Fund. Price Waterhouse LLP, 100 E. Wisconsin Ave., Milwaukee, WI 53202 serves as the Fund's independent accountants.


                                                   CAPITAL STOCK

         The Fund's shares are denominated "Common Stock, $.01 par value." Shares have no pre-emptive rights and are fully paid and non-assessable. Shares have non-cumulative voting rights, which means the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so, in which event the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any directors.

         Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on any matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act of 1940 does not require shareholders to act upon any of the following matters: (I) election of directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; (iv) ratification of selection of independent accountants.

                                               FINANCIAL STATEMENTS

         The annual report to shareholders for the Fund for the fiscal year ended June 30, 1996 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this Statement of Additional Information.

                                     Part C
                                Other Information

Item 24.     Financial Statements and Exhibits.

  (a)        Financial Statements:

             Part A: Financial Highlights


             The Financial Statements incorporated by reference from the annual and semi-annual reports to shareholders into this post-effective amendment are as follows:



             Part B:  Schedule of Investments at June 30, 1996
                      Statement of Assets and Liabilities at
                        June 30, 1996
                      Statement of Operations for the year
                               ended June 30, 1996
                      Statement of Changes in Net Assets for the year ended June
                        30, 1996 and June 30, 1995.
                              Financial Highlights
                      Report of Independent Accountants


                      Schedule of Investments at December 31,
                         1996 (unaudited)
                      Statement of Assets and Liabilities at
                         December 31, 1996 (unaudited)
                      Statement of Operations for the period
                         ended December 31, 1996 (unaudited)
                      Statement of Changes  in Net  Assets for the period  ended
                         December 31, 1996 (unaudited) and June 30, 1996.


             All other statements and schedules are omitted as they are not applicable or required or the required information is included in the financial statements or notes thereto.

  (b)        Exhibits:

             Exhibit
             Number                    Description

               1.        Articles of Amendment.


               2(a).     By-laws (as amended through October 25,
                         1988). Incorporated by reference to PEA
                         No. 6.

               2(b). Revised Sections 6.1, 6.7 and 6.8 of By-laws. Incorporated by reference to PEA
                         No. 9.

               3.        None

               4. Specimen Share Certificate. Incorporated by reference to PEA No. 9

               5.        Investment Advisory Agreement.

               6.        None


               7.        None

               8.        Custody Agreement.

               9.        Transfer Agency and Accounting Services
                         Agreements.

              10.        Opinion of Shereff, Friedman, Hoffman &
                         Goodman.  Incorporated by reference to
                         PEA No. 1.

              11.        Consent of Independent Accountants.


              12.        None.

              13.        Investment letter of Heine Management
                         Group, Inc.  Incorporated by reference
                         to PEA No. 1.

              14.        IRA plan materials.  Incorporated by
                         reference to PEA No. 1.

              15.        None

              16.        Schedule for computation of performance
                         quotations.  Incorporated by reference
                                  to PEA No. 6.



Item 25.   Persons Controlled by or Under Common Control with
           Registrant.

           None

Item 26.   Number of Holders of Securities


           As of June 5, 1997:


           Title of Class          Number of Record Holders


      Common stock, $.01 par value          225


Item 27.   Indemnification

     Reference is made to Article XI of Registrant's By-Laws (Exhibit 2 to this Registration Statement) and Section 10 of the Investment Advisory Agreement (Exhibit 5 to this Registration Statement) The Fund maintains a policy of insurance in favor of the Fund, its directors, officer and employees, against liability arising from certain acts, errors and omissions. The policy will not insure any director, officer, or employee against liability found to be caused by the director's, officer's or employee's wilful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the successful defense of any action, suit or proceeding) is asserted the registrant by such director, officer or controlling person in connection with the shares being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The registrant hereby undertakes that it will apply the indemnification provisions of its By-laws in a manner consistent with Release No. 11330 under the Investment Company Act of 1940 as long as the interpretation of Section 17(h) and (i) of suchAct expressed in that Release remains in effect.

Item 28.  Business and Other Connections of Investment Adviser

     Reference is made to Part B of this Registration Statement and to the Form ADV filed under the Investment Advisers Act of 1940 by the Advisor (File No. 801-36872).

Item 29.  Principal Underwriter

     No person acts as principal underwriter to the Registrant.

Item 30.  Location of Accounts and Records.

     All  accounts,  books and other  documents  required  to be  maintained  by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the office of the Custodian and Shareholder Service Agent, except for securities trading journals, Articles of Incorporation, By-laws and minutes of shareholders and Board of Directors' meetings, which are maintained at the offices of the Advisor.

Item 31.  Management Services

     Other than as set forth in the Prospectus constituting Part A of this Registration Statement, Registrant is not a party to any management related service contract.

Item 32.  Undertakings

     None

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, State of New York, on the 6th day of June, 1997.


------------------------
David A. Katz
Chairman and President



         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-1A of Matrix/LMH Value Fund, Inc., has been signed below by the following persons in the capacities indicated on June 6, 1997.



__________________________                June 6, 1997
David A. Katz
Chairman, President and Treasurer
(Chief Financial and Accounting Officer)


__________________________                June 6, 1997
Robert M. Rosencrans
Director


__________________________                June 6, 1997
T. Michael Tucker
Director

__________________________                June 6, 1997
Larry D. Kieszek
Director